UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 10, 2012

TYCO INTERNATIONAL LTD.

(Exact name of registrant as specified in its charter)

Switzerland	001-13836	98-0390500
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Freier Platz 10

Schaffhausen, CH-8200 Switzerland

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 41-52-633-02-44

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.              Regulation FD Disclosure.

On August 10, 2012, Tyco International Ltd. (“Tyco”) issued a press release announcing the redemption price for 6.000% Notes due 2013 (the “2013 Notes”) co-issued by Tyco and its subsidiary, Tyco International Finance S.A. (“TIFSA”), and the redemption price for 4.125% Notes due 2014 (the “2014 Notes” and, collectively with the 2013 Notes, the “Notes”) issued by TIFSA.  The previously announced optional redemptions by Tyco and TIFSA of all of the outstanding Notes will be completed on August 15, 2012.

A copy of the press release is furnished as Exhibit 99.1 to this current report and incorporated herein by reference.

Item 9.01.              Financial Statements and Exhibits.

(d)  List of Exhibits

Exhibit No.	Description
99.1	Tyco International Ltd. Press Release, dated August 10, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYCO INTERNATIONAL LTD.
(Registrant)

	By:	/s/ John S. Jenkins, Jr.
John S. Jenkins, Jr. Vice President and Corporate Secretary

Date: August 10, 2012

Exhibit Index

Exhibit No.	Description
99.1	Tyco International Ltd. Press Release, dated August 10, 2012.